UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2025

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12424 Wilshire Blvd, Ste 745 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 18, 2024, BioSig Technologies, Inc. (the “Company”) was notified by The Nasdaq Stock Market LLC (“Nasdaq”) that the Nasdaq Listing and Hearing Review Council (the “Listing Council”) had granted the Company an exception through March 7, 2025, to evidence compliance with Nasdaq Listing Rule 5550(b), namely either the $35 million in market value of listed securities requirement or the alternative requirement of $2.5 million in stockholders’ equity (the “Equity Rule”) for continued listing on The Nasdaq Capital Market.

As previously disclosed via Current Reports on Form 8-K filed by the Company on March 3, 2025 and March 5, 2025, the Company sold an aggregate of 5,172,321 shares for an aggregate consideration of $4,847,497 from January 17, 2025 until March 5, 2025, through the Company’s At the Market Offering Agreement with H.C. Wainwright & Co., LLC and a Securities Purchase Agreement with certain accredited investors. The Company also entered into an Equity Subscription Agreement with Lind Global Fund III, LP (the “Investor”), pursuant to which the Company has the right, but not the obligation, to sell to the Investor from time to time up to $5.0 million of the Company’s common stock, $0.001 par value per share, during the next 36 months.

As a result of the above-referenced transactions, the Company believes it has stockholders’ equity of at least $2.5 million as of the date of this filing. The Company awaits Nasdaq’s formal confirmation that it has evidenced compliance with the Equity Rule. Furthermore, if deemed compliant, Nasdaq will continue to monitor the Company to ensure its ongoing compliance with the Equity Rule and, if at the time of its next periodic report the Company does not evidence compliance with the Equity Rule, the Company may be subject to delisting from Nasdaq.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: March 6, 2025	By:	/s/ Anthony Amato
	Name:	Anthony Amato
	Title:	Chief Executive Officer

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